May 24, 2023
Pioneer Fund VCT Portfolio
Supplement to the Summary Prospectus dated May 1, 2023
Portfolio summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey, Managing Director and
Director of Equity Income, US of Amundi US (portfolio manager of the portfolio since 1997); Craig Sterling, Managing Director, Director of Core Equity and Head
of Equity Research, US of Amundi US (portfolio manager of the portfolio since
2019); and James Yu, Senior Vice President and Portfolio Manager of Amundi US
(portfolio manager of the portfolio since 2019). Mr. Carey plans to retire from portfolio management in May 2024.

33343-00-0523
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC